UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2008 (April 21, 2008)

First BancTrust Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-32535	37-1406661
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 South Central Avenue, Paris, IL	61944
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (217) 465-6381

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On April 21, 2008, First BancTrust Corporation announced the Board of Directors’ preliminary approval of a going private merger transaction and its intent to deregister as a public reporting company with the Securities and Exchange Commission.

A copy of the press release is attached hereto as an exhibit and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number

99.1	Press Release, dated April 21, 2008 issued by First BancTrust Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST BANCTRUST CORPORATION

Dated: April 23, 2008	/s/Terry J. Howard

Terry J. Howard President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number

99.1	Press Release, dated April 21, 2008 issued by First BancTrust Corporation